ESCROW AGREEMENT

         THIS ESCROW AGREEMENT (the "Agreement") has been made and entered into as of the day of June, 1996, by and among Affinity Entertainment, Inc. (the "Seller" or "Affinity"), Baron Banker, Limited (the "Buyer" or "Baron Banker"), each a "Party" and together the "Parties," and (the "ESCROW
AGENT").

                                   WITNESSETH:

         WHEREAS, pursuant to a Offshore Securities Deferred Subscription Agreement dated June , 1996 (the "Subscription Agreement"), Seller has agreed to sell to the Buyer four million (4,000,000) shares of the Common Stock of Seller and (the "Shares") at ten dollars ($10.00) per share discounted at four percent (4.0%) upon completion of the offering, payable in United States dollars for a total consideration of forty million dollars ($40,000,000) subject to a $1.6 million discount if fully paid. The consideration is to be paid as set forth in section 1 of the Subscription Agreement; and

         WHEREAS, the Parties herein desire the Escrow Agent to hold and the Escrow Agent is willing to hold such Shares until the Shares disbursed in accordance with the terms of this Agreement and the Parties herein desire the Escrow Agent to hold limited power of attorney over and the Escrow Agent is willing to hold limited power of attorney over the Bank Account and the Margin Accounts in accordance with the terms of this Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties, intending to be legally bound, agree as follows:

         1.  Preliminary Duties of the Parties.

                  a. Duties of Buyer. Upon receipt of the Memorandum of Agreement from Affinity, Baron Banker shall do the following:

                           1. Establish a bank account, specifically for this transaction, at Citibank, FSB in the name of Baron Banker Limited and with the Escrow Agent's Limited Power of Attorney, for the following purposes:

                                    i.      to receive proceeds from margining
                                            Affinity stock;

                                    ii.     to deposit funds from Baron Banker
                                            Limited;

                                    iii.    to distribute monthly payments to
                                            Affinity;

                                    iv.     to receive senior bank  instruments;
                                            letters  of  credits;   and  standby
                                            letters of  credits to be  converted
                                            to cash; and

                                    v.      to make payments against expenses
                                            incurred by this transaction (i.e.,
                                            legal, accounting, interest, etc.).

                           The Bank Account shall require the signature of both the Escrow Agent and Baron Banker before any withdrawal or other transaction involving the Bank Account may be made subject to the Limited Power of Attorney (Exhibit B).

                           Upon establishment of the Bank Account, Baron Banker will execute and deliver to the Escrow Agent a limited power of attorney (Exhibit B) over the Bank Account and shall deliver an executed and notarized copy of such limited power of attorney to the Escrow Agent. The Limited Power of Attorney shall not be enforceable until, in the opinion of the Escrow Agent, Baron Banker has defaulted under the terms of this Agreement as outlined in Section 6 herein.

                           2. Establish margin accounts, specifically for this transaction, at an acceptable brokerage firm or bank, (the "Margin Accounts"), in the name of Baron Banker Limited for the following purposes:

                                    i.      to  receive  Shares  to be  held  in
                                            escrow  pending  the  outcome of the
                                            transaction;

                                    ii.     to borrow  against the market  value
                                            of the stock;

                                    iii.    to hold margined funds on account;

                                    iv.     to receive other securities; and

                                    v.      to disburse payments.

                           The Margin Accounts shall require the signature of both the Escrow Agent and Baron Banker before any transaction involving the Margin Accounts may be made subject to the Limited Power of Attorney (Exhibit C).

                           Upon establishment of the Margin Accounts, Baron Banker will execute and deliver to the Escrow Agent a limited power of attorney (Exhibit C) over the Margin Accounts and shall deliver an executed and notarized copy of such limited power of attorney to the Escrow Agent and the brokerage firm or margin house, if requested. The Limited Power of Attorney shall not be enforceable until, after giving notice to Baron Banker and an opportunity to cure, in the opinion of the Escrow Agent, Baron Banker has defaulted under the terms of this Agreement as outlined in paragraph 6.

                  b. Duties of Seller. Upon receipt of the documents required by Section 2 from the Escrow Agent, Affinity shall do the following:

                           1. cause the stock to be issued and deposited to Baron Banker account at an acceptable brokerage firm or bank in such number of shares and certificates as requested by Baron, provided that the stock shall at all times remain in certificate form;

                           2. promptly advise Baron Banker and Escrow Agent that the deposit has been made.

         2.       Receipt of Documents by Escrow Agent.

                  a. Before the Shares are deposited with the Escrow Agent as provided below, the following documents (the "Documents") will be deposited with the Escrow Agent:

         1.       Escrow Agreement executed and notarized by each Party;

         2. Limited Power of Attorney over brokerage and bank accounts related to this transaction executed by Baron Banker and duly notarized;

         3. Offshore Securities Deferred Subscription Agreement executed and duly notarized by each Party;

         4. Proxy, and, or assignment of voting rights to the senior management of Affinity by Baron Banker; and,


         5. an executed and notarized Promissory Note in favor of Affinity by Baron Banker.


         6. Written confirmation from the Bank and Margin House(s) that Baron Banker has established the Margin Accounts and Bank Account as provided below, and that the signature of the Escrow Agent will be required to make transactions in such accounts.

Upon receipt by the Escrow Agent of the Documents, the Escrow Agent will deliver copies of the Documents to the Parties as set forth in Section 1(a)(2) of this Agreement. Upon receipt of the Documents, Affinity will cause the Shares to be issued and deposited in accordance with Section 1(b) above.

         3. Administration of the Margin and Bank Accounts. Baron shall administer the Bank Account and Margin Accounts established pursuant to this Agreement in the following manner:

         a. Upon receipt of notification that the Shares have been deposited in the appropriate Margin Accounts in accordance with Section 1(b) above, Baron shall direct the margin houses to margin the Shares. Baron shall disburse the proceeds as follows:

                  1.       $2,000,000  to Affinity as  downpayment  on the Stock
                           Purchase;

                  2. $120,000.00 to an acceptable brokerage firm or bank for prepaid interest on margin accounts, except that such amounts will not be paid if such payment will place Baron in default as defined by Section 6(e) of this Agreement;

                  3. $10,000.00 to Escrow Agent for legal and auditing/accounting costs, except that such amounts will not be paid if such payment will place Baron in default as defined by Section 6(e) of this Agreement; and,

                  4.       $10,205,000.00   (the   "Funds")   deposited  to  the
                           transaction account at Citibank, FBA (the "Bank Account");

                           a. Baron Banker shall ensure that the Bank Account maintain a balance of at least $10,205,000 at all times. Accordingly, the Funds deposited to the transaction account may be disbursed only upon deposit into the Bank Account of a one year senior bank instrument(s), maturing at $10,205,000 or more, from a "blue-chip" bank acceptable to the bank purchasing such instrument for cash (the "Purchasing Bank").

                           b. Upon deposit of the bank debenture instrument(s), and provided that the balance of Funds in the Bank Account shall equal or exceed $10,205,000, Baron Banker may disburse operating expenses capital , but in no event shall the amount of such operating expenses capital exceed $205,000.; and

                  5. the remaining balance of the Margin Accounts (the "Reserve Funds") will remain on reserve at the brokerage account(s) and/or on deposit in the Bank Account and can only be disbursed in exchange for a bank instrument of equal or greater value in subsequent months. The Escrow Agent shall have the right to seize the Reserve Funds upon default by Baron Banker.

         b. Baron Banker will make monthly disbursements from the transaction account(s) on every monthly anniversary date as follows:

                  1. $1,000,000 to Affinity on August 1, 1996 seventeen consecutive monthly payments of $2,000,000 each beginning on September 1, 1996, with a final payment of Three Million Dollars ($3,000,000) subject to a One Million Six Hundred Dollar ($1,600,000) discount for complete satisfaction.

                  2. $10,000.00 to Escrow Agent for legal and auditing/accounting costs, except that such amounts will not be paid if such payment will place Baron in default as defined by Section 6(e) of this Agreement; and

                  3. $120,000.00 to the acceptable brokerage firm or bank for prepaid interest on margin accounts, except that such amounts will not be paid if such payment will place Baron in default as defined by Section 6(e) of this Agreement.

         c. Upon deposit of an acceptable "bank instrument" into the Bank Account, the Escrow Agent is authorized to disburse cash in the amount of such bank to Baron Banker (the "Cash Disbursement") provided that the Escrow Agent will ensure that, at any time, there will be an instrument valued at $10,205,000.00 or a minimum cash amount of $10,000,000.00 maintained on deposit at the Bank Account. The determination of the acceptability of the instrument described above shall be made by the Purchasing Bank.

         4.       Restrictions on Transfer.

                  a.       The  Parties   agree  that  the  Shares  may  not  be
                           transferred by Baron Banker for a period of twenty-three months from the date of this Agreement without the express written consent of Affinity.

                  b. In accordance with the above restriction, Baron Banker shall not be permitted to transfer the Shares into street name in order to facilitate the margining of the Shares.

         5.       Termination of the Agreement.

                  The stock shall be returned to Affinity and the transaction and agreement terminated in the event that the stock cannot be margined for whatever reason.

         6.       Default.    Baron   Banker  shall  be deemed to have defaulted
in the event of any of the following:

          a.   Failure to meet its monthly obligation in this transaction after:

                           (i) being given proper notice by the Escrow Agent to remedy the situation in 10 banking days; and

                           (ii) failing to do so;

          b. Failure of Baron Banker to meet a margin call within three business days notice of such margin call;

          c. Failure to meet the margin requirements of Regulation T of the Securities Exchange Act of 1934, as amended; or

          d.   Breach  of  the  terms  of  the  Offshore   Securities   Deferred
               Subscription Agreement between the Baron and Affinity.

          e. At any time when the sum of the cash paid to Affinity plus the balance of cash or Bank Instrument in the Bank Account plus the cash balance of the margin account is equal to or less than the amount for which the Shares were margined.

          f. Bankruptcy, insolvency, voluntary or otherwise by the Buyer or on behalf of the Buyer (Baron Banker, Ltd.)

         In the event of a default on the part of Baron Banker the Escrow Agent shall, at the direction of Affinity, take the following action:

                  a. seize the Bank Account and all funds or instrument contained therein related to this transaction and disburse such amounts to Affinity; the obligator shall pay to payee ("AFTY") all bank accounts, margin accounts and fees and return the stock of

                           Affinity as provided in the "Escrow Agreement" and the "Unsecured Promissory Note."

                  b.       seize the Margin Accounts and:

                           i. call or sell any guarantees, instruments or securities (except Affinity Stock) in the Margin Accounts and disburse the proceeds thereof to Affinity;

                           ii. use any funds remaining in the transaction bank account, and/or brokerage account(s) and proceeds from the sale of the above mentioned instruments to:

                                            a.     settle the margin account(s);

                                            b.     redeem  the  Affinity   Share
                                                   Certificates from the "margin
                                                   house;" and,

                           iii.     return the shares, unencumbered to Affinity.

         7.       Final  Payment  and  Cancellation.  Upon  disbursement  of the
final payment to Affinity from the Bank Account, the Escrow Agent   will request
delivery of the following:

         copy of a letter addressed to the Escrow Agent canceling the escrow agreement and all powers of attorney delivered in accordance therewith.

         Upon receipt of notice of cancellation, the Escrow Agreement will be cancelled and the Escrow Agent relieved of his duties herein.

         8.       Concerning the Escrow Agent.

                  a. Fees and Expenses. The Escrow Agent shall be entitled to charge the agreed upon fees for its services hereunder. Escrow fees shall be paid by the Buyer as provided herein.

                  b. Performance. The duties and responsibilities of the Escrow Agent are limited to those specifically set forth herein. The Escrow Agent shall not be liable for any mistake of fact or error of judgment made in good faith or for any acts or omissions by it of any kind resulting from other than willful misconduct or gross negligence. The Escrow Agent shall be entitled to rely, and shall be protected in doing so, upon (i) any written notice, instrument or signature believed by the Escrow Agent to be genuine and to have been signed or presented by the proper Party or Parties duly authorized to do so, and (ii) the advice of counsel (which may be of the Escrow Agent's own choosing). The Escrow agent shall have no responsibility for the contents of any writing submitted to them hereunder and shall be entitled in good faith to rely without any liability upon the contents thereof.

                  c. Indemnification of Escrow Agent Seller and Buyer jointly and severally will indemnify and hold harmless the Escrow Agent against any losses, claims, damages, liabilities and expenses, including reasonable costs of investigation and counsel fees and disbursements that may be imposed on Escrow Agent or incurred by Escrow Agent in connection with its acceptance of appointment of the performance of its duties under this Agreement, including any litigation arising from this Agreement or involving the subject matter hereof, unless any such loss, claim, damage, liability or expense shall be the result of Escrow Agent's gross negligence, willful default or breach of trust subject to the bonding of the Escrow Agent in the amount of .

                  d. Change in the Escrow Agent. If, at any time for any reason whatsoever, the Escrow Agent becomes unable or unavailable to perform his duties under the Agreement, the Parties may agree to appoint a mutually acceptable Escrow Agent to replace the original Escrow Agent.

         8.       MISCELLANEOUS.

                  a. Assignment. No party to this Escrow Agreement may assign its rights and obligations hereunder without the prior written consent of the other parties hereto.

                  b. Entire Agreement, Amendments. This Escrow Agreement contains the entire understanding of the parties with respect to the subject matter hereof, and may be amended only by a written instrument duly executed by all the Parties hereto.

                  c. Notices. All notices, requests, demands and other communication required or permitted under this Escrow Agreement shall be in writing and shall be deemed to have been duly given when delivered (which shall include delivery by Federal Express or facsimile) to the party from whom such communication is intended, or ten (10) business days after the date mailed by certified mail, return receipt requested, postage prepaid, addressed to the party to whom such communication is intended.

                  d.   Counterparts.   This   Agreement   may  be   executed  in
counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, this Escrow Agreement has been duly executed and delivered by the parties hereto as of the date first above written.

AFFINITY ENTERTAINMENT, INC.                    BARON BANKER LIMITED
(SELLER)                                        (BUYER)



By:  _________________________________          By:   __________________________


Title: _______________________________          Title: _________________________

Date: ________________________________          Date:  _________________________



(ESCROW AGENT)


By: _________________________________

Title: ______________________________

Date: _______________________________